Exhibit 10.02

                           $350,000,000 EXECUTION COPY


                       Adelphia Communications Corporation


                            9 7/8% Senior Notes due 2007


                               PURCHASE AGREEMENT


                               February 21, 1997

SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Adelphia Communications Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchaser (the "Initial Purchaser"), $350,000,000 in aggregate principal amount of its 9 7/8% Senior Notes due 2007 (the "Senior Notes"). The Senior Notes will (i) have the terms and provisions which are summarized in the Offering Memorandum (as defined herein), (ii) be in the forms specified by the Initial Purchaser pursuant to Section 3 hereof, and (iii) be issued pursuant to the provisions of an Indenture, to be dated as of February 26, 1997 (the "Indenture"), between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee").

                     The Company wishes to confirm as follows their agreement with you the Initial Purchaser in connection with the purchase and resale of the Senior Notes.

                     1. Preliminary Offering Memorandum and Offering Memorandum. The Senior Notes will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated February 19, 1997, which includes the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1996 and Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as amended by Form 10-K/A dated July 29, 1996 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated February 21, 1997, which includes the Company's Quarterly Report on Form 10-Q for the period ended December 31, 1996 and Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as amended by Form 10-K/A dated July 29, 1996 (the "Offering Memorandum"), setting forth information regarding the Company, the Senior Notes and the Exchange Notes (as defined herein). Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, if any. The Company hereby confirms that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Senior Notes by the Initial Purchaser.

                     The Company understands that the Initial Purchaser proposes to make offers (the "Exempt Resales") of the Senior
Notes purchased by the Initial Purchaser hereunder only on the terms set forth in the Offering Memorandum, and Section 2 hereof, as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) and (7) under the Act, that make the representations and agreements to the Company specified in Annex A to the Offering Memorandum (each, an "Accredited Institution") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers").

                     It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend:

                     "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (5) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

                     It is also understood and acknowledged that holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act relating to the Company's 9 7/8% Senior Notes due 2007 (the "Exchange Notes") to be offered in exchange for the Senior Notes (the "Registered Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act relating to the resale by certain holders of the Senior Notes, and to use its best efforts to cause such registration statements to be declared effective. As used herein, the Senior Notes and the Exchange Notes are hereinafter referred to collectively as the "Notes." This Agreement, the Indenture, the Notes and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

                     2.         Agreements to Sell, Purchase and Resell.
(a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchaser contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof, all of the Senior Notes. The Company shall not be obligated to deliver any of the Senior Notes to be delivered hereunder except upon payment for all of the Senior Notes to be purchased as provided herein.

                                The Initial Purchaser hereby represents and
warrants to the Company that it will offer the Senior
Notes for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is either a QIB or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes; (ii) is purchasing the Senior Notes pursuant to a private sale exempt from registration under the Act;
(iii) in connection with the Exempt Resales, will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Senior Notes, nor has it offered or sold the Senior Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Senior Notes. The Initial Purchaser has advised the Company that the Initial Purchaser will initially offer the Senior Notes to Eligible Purchasers at a price of 99.217% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Senior Notes. Such price may be changed by the Initial Purchaser at any time thereafter without notice.

                     The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the
Initial Purchaser pursuant to Sections 7(d) and 7(h) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchaser hereby consents to such reliance.

                     3.         Delivery of the Notes and Payment Therefor.
Delivery to the Initial Purchaser of and payment for the Senior Notes shall be made at the office of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022 at 9:00 A.M., New York City time, on February 26, 1997 (the "Closing Date"). The place of closing for the Senior Notes and the Closing Date may be varied by agreement between the Initial Purchaser and the Company.

                     The Senior Notes will be delivered to the Initial Purchaser against payment of the purchase price therefor in immediately available funds. The Senior Notes will be evidenced by one or more global securities in definitive form (the "Global Note") and/or by additional definitive securities, and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchaser shall request prior to 9:30 A. M., New York City time, on the second business day preceding the Closing Date. The Senior Notes to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

                     4. Agreements of the Company. The Company agrees with the Initial Purchaser as follows:

                                The Company will furnish to the Initial
Purchaser, without charge, such number of copies of the Offering Memorandum as the Initial Purchaser may reasonably request.

                                The Company will not make any amendment or
supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised, including by way of filing any document with the Commission that would be incorporated therein by reference.

                                Prior to the execution and delivery of this
Agreement, the Company shall have delivered or will deliver to the Initial Purchaser, without charge, in such quantities as the Initial Purchaser shall have requested or may hereafter reasonably request, copies of the Preliminary Offering Memorandum. The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Senior Notes are offered by the Initial Purchaser and by dealers, prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Senior Notes are offered by the Initial Purchaser and by all dealers to whom Senior Notes may be sold, in connection with the offering and sale of the Senior Notes.

                                If, at any time prior to completion of the
distribution of the Senior Notes by the Initial Purchaser to Eligible Purchasers, any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Initial Purchaser, should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser and dealers a reasonable number of copies thereof.

                                The Company will cooperate with the Initial
Purchaser and with its counsel in connection with the qualification of the Senior Notes for offering and sale by the Initial Purchaser and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Senior Notes, in any jurisdiction where it is not now so subject.

                                So long as any of the Notes are outstanding, the
 Company will furnish to the Initial Purchaser (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or regulatory body and
(ii) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

                                If this Agreement shall terminate or shall be
terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchaser terminating this Agreement pursuant to Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including reasonable fees and expenses of its counsel) reasonably incurred by it in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.

                                The Company will apply the net proceeds from the
 sale of the Senior Notes to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption
"Use of Proceeds."

                                Except as stated in this Agreement and in the
Preliminary Offering Memorandum and Offering
Memorandum, the Company has not taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Senior Notes to facilitate the sale or resale of the Senior Notes. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                                The Company will use its best efforts to permit
the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through DTC.

                                From and after the Closing Date, so long as any
of the Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information (the "Additional Company Information") required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Notes.

                                The Company has complied and will comply with
all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

                                The Company agrees not to sell, offer for sale
or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Senior Notes.

                                The Company agrees to comply with all the terms
and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

                                The Company agrees to cause the Exchange Offer
to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Exchange Notes to be offered in exchange for the Senior Notes, and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                                The Company agrees that prior to any
registration of the Senior Notes pursuant to the Registration
Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and any necessary supplemental indentures will be entered into in connection therewith.

                                The Company will not voluntarily claim, and will
resist actively all attempts to claim, the benefit of any usury laws against holders of the Notes.

                                The Company will do and perform all things
required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchaser's obligations hereunder to purchase the Senior Notes.

                     5.         Representations and Warranties of the Company.
 The Company represents and warrants to the Initial Purchaser that:

                                The Preliminary Offering Memorandum and the
           Offering Memorandum have been prepared in connection with the offering of the Senior Notes. The Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchaser concerning the Initial Purchaser expressly for use therein (the "Initial Purchaser Information"). Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                                The Company has not sustained since
           December 31, 1996 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any reduction in the consolidated stockholders' equity or change in the capital stock, as applicable (other than reductions in the ordinary course of business consistent with prior periods), material increase in the total amount of short-term debt (excluding trade payables) and long-term debt of the Company or any of its material subsidiaries (the "Subsidiaries") or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners' equity, shareholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum;

                                Each of the Company and its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; except in any case that would not have a material adverse effect on the business, general affairs, management, financial position, partners equity or shareholders' equity (other than reductions in the ordinary course of business consistent with prior periods), results of operations or prospects of the Company and its Subsidiaries, taken as a whole a "Material Adverse Effect";

                                (i)  Each of the Subsidiaries that are
           partnerships has been duly formed and is validly existing as a partnership in good standing under the laws of its state of formation, with full power and authority (partnership and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect; and (ii) each of the Company and the Subsidiaries that are corporations has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction except where the failure to so qualify would not have a Material Adverse Effect;

                                Each of the Company and its Subsidiaries has the ownership or authorized capitalizations, as the case may be, as set forth in the Offering Memorandum, and all of the partnership interests of the Subsidiaries that are partnerships and all of the issued shares of capital stock of its Subsidiaries that are corporations have been duly and validly authorized and issued and with respect to shares of capital stock are fully paid and non-assessable; and all of the partnership interests of the Subsidiaries disclosed in the Offering Memorandum as being owned directly or indirectly by the Company and all of the issued shares of capital stock of the Subsidiaries that are corporations have been duly and validly authorized and issued are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Offering Memorandum); and ownership of the various interests and shares of the Company and its Subsidiaries is as described in the Offering Memorandum;

                                The Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form previously delivered to the Initial Purchaser; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform to the descriptions thereof in the Offering Memorandum and will be in substantially the form previously delivered to the Initial Purchaser;

                                None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Senior Notes) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                                Prior to the date hereof, none of the Company or any of their affiliates (other than the Initial
           Purchaser or any person acting on its behalf as to which the Company makes no representation) has taken, directly or indirectly, any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Senior Notes;

                                The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company and the Initial Purchaser, will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Registration Rights Agreement will conform to the description thereof in the Offering Memorandum and will be in substantially the form previously delivered to the Initial Purchaser;

                                The issue and sale of the Notes and the
           compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or one of its Subsidiaries by a local franchising governmental body) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or has rights under or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or its Subsidiaries that are corporations or the certificates of limited partnership or the partnership agreements of its Subsidiaries that are partnerships or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, other than (i) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Senior Notes by the Initial Purchaser, (ii) the filing of a registration statement by the Company with the Commission pursuant to the Act pursuant to the Registration Rights Agreement, and (iii) such other consents, approvals, authorizations, registrations or qualifications as may be required under the Act, state or foreign securities or Blue Sky laws in connection with the exchange, offer or resale registration contemplated in the Offering Memorandum and described in the Registration Rights Agreement in connection with the purchase and resale of the Senior Notes by the Initial Purchaser;

                                None of the Company or its Subsidiaries is in violation of its certificate of incorporation or bylaws, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or a subsidiary by a local franchising governmental body) to which the Company or a subsidiary is a party or by which it or any of its properties may be bound, except for such defaults as would not have individually or in the aggregate a Material Adverse Effect;

                                The statements set forth in the Offering
           Memorandum under the caption "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Notes, and under the captions "Business," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

                                When the Senior Notes are issued and delivered pursuant to this Agreement, the Senior Notes will not be of the same class (within the meaning of Rule 144 under the Act) as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                                None of the Company or its Subsidiaries is or, after giving effect to the offering and sale of the Notes, will be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                                None of the Company or any person acting on its or their behalf (other than the Initial Purchaser, as to which the Company makes no representation or warranty) has offered or sold the Senior Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act;

                                Within the preceding six months, none of the Company or any other person acting on behalf of the Company (other than the Initial Purchaser, as to which the Company makes no representation or warranty) has offered or sold to any person any Notes, or any securities of the same or a similar class as the Notes, other than Senior Notes offered or sold to the Initial Purchaser hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Notes or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified by the Initial Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

                                None of the Company or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                                Other than as set forth in the Offering
           Memorandum (including those matters referred to therein relating to general rulemakings and similar matters relating generally to the cable television industry), there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others; and except with respect to general rulemakings and similar matters relating generally to the cable television industry, during the time the Systems (as defined below) have been owned by the Company or a subsidiary (i) there has been no adverse judgment, order, or decree issued by the United States Federal Communications Commission (the "FCC") relating to any of the Systems that has not been disclosed in the Offering Memorandum that would be required to be disclosed in a public offering registered under the Act; (ii) there are no actions, suits, proceedings, inquiries or investigations by the FCC pending or threatened in writing against or affecting the Company, any of its Subsidiaries or any System; and (iii) to the Company's knowledge, after due inquiry, there is no reasonable basis for any such action, suit, proceeding or investigation;

                                Deloitte & Touche LLP, who have reported on the financial statements of the Company, is an independent public accountant as required by the Act and the rules and regulations of the Commission thereunder;

                                This Agreement has been duly authorized, executed and delivered by the Company;

                                Except for matters covered by paragraph
           (x) below or with respect to matters that would not individually or in the aggregate have a Material Adverse Effect, (i) the Company and its Subsidiaries have made all filings, recordings and registrations with, and possess all validations or exemptions, approvals, orders, authorizations, consents, licenses, certificates and permits from, the FCC, applicable public utilities and other federal, state and local regulatory or governmental bodies and authorities or any subdivision thereof, including, without limitation, cable television franchises, pole attachment agreements, and cable antenna relay service, broadcast auxiliary, earth station, business radio, microwave or special safety radio service licenses issued by the FCC (collectively, the "Authorizations") necessary or appropriate to own, operate and construct the cable communication systems owned by them (the "Systems") or otherwise for the operation of their businesses and are not in violation thereof; (ii) all such Authorizations are in full force and effect, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or modification of any Authorization which is necessary or appropriate to own, operate and construct the Systems or otherwise for the operation of any such business; (iii) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by the United States Communications Act of 1934, as amended (the "Communications Act"), or any FCC rule or regulation applicable to the operation of any portion of any of the Systems; (iv) none of the Company or any of its Subsidiaries is in violation of any duty or obligation required by state or local laws, or local rules or regulations applicable to the operation of any portion of any of the Systems; (v) there is not pending or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any action by the FCC or state or local regulatory authority to modify, revoke, cancel, suspend or refuse to renew any Authorization;
           (vi) other than as described in the Offering Memorandum, there is not now issued or outstanding or, to the best knowledge of the Company or any of its Subsidiaries, threatened, any notice of any hearing, material violation or material complaint against the Company or any of its Subsidiaries with respect to the operation of any portion of the Systems and none of the Company or its Subsidiaries has any knowledge that any person intends to contest renewal of any material Authorization;

                                    (i)  (A)  The Company and its Subsidiaries
           have entered into, or have rights under, all required programming agreements (including, without limitation, all non-broadcast affiliation agreements under which the Company and its Subsidiaries are accorded retransmission rights relating to programming that the Systems provide to their customers) that are material to the conduct of their business as described in the Offering Memorandum; and (B) all such material agreements are in full force and effect and none of the Company, any of its Subsidiaries or any of its affiliates has received any written notice of revocation or material modifications of such material agreements; and (ii) (A) either the Company or its Subsidiaries has entered into agreements with the television stations that have notified the Company or its Subsidiaries that such station's respective consent is required to carry such stations on the Systems or has ceased carrying such stations; (B) all such agreements grant the Company or one of its Subsidiaries retransmission consent in exchange for various non-cash consideration; and (C) all such agreements are in full force and effect and are not subject to revocation (except in the case of material breach by the Company or its Subsidiaries) or material modifications, and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material modification of any such agreement, except where the failure of such agreements to be in full force and effect or such revocation would not, in either case, individually or in the aggregate have a Material Adverse Effect;

                                Except for matters that would not individually or in the aggregate have a Material Adverse Effect,
           (i) all registration statements and all other documents (including but not limited to annual reports) required by the FCC in connection with the operation of the Systems have been filed with the FCC; (ii) all frequencies within the restricted aeronautical and navigational bands (i.e., 108-136 MHz and 225-400 MHz) which are currently being used in connection with the operation of the Systems have been authorized for such use by the FCC; (iii) each of the Systems subject to Equal Employment Opportunity Commission ("EEO") compliance certification by the FCC has been certified by the FCC for annual EEO compliance during the time such Systems have been owned by the Company or its Subsidiaries; and (iv) all towers associated with the Systems are in compliance with the rules and regulations of the United States Federal Aviation Administration;

                                Except for matters that would not individually or in the aggregate have a Material Adverse Effect, none of the Company or any of its Subsidiaries is in breach or violation of, or in default under, any of the terms, conditions or provisions of the Communications Act or the rules, regulations or policies of the FCC thereunder;

                                (i)  Except for matters that would not
           individually or in the aggregate have a Material Adverse
           Effect, all statements of accounts and any other filings that are required under Section 111 of the United States Copyright Act of 1976, as amended, in connection with the retransmission of any broadcast television and radio signals on the Systems have been timely filed with the United States Copyright Office and indicated royalty payments have been made for each System for each accounting period during which such Systems have been owned by the Company or its Subsidiaries; (ii) none of the Company, any of its Subsidiaries or any System has received any inquiry or request from the United States Copyright Office or from any other party challenging or questioning any such statements of account or royalty payments; and
           (iii) no claim of copyright infringement has been made or threatened in writing against the Company, any of its Subsidiaries or any System;

                                Neither the execution and delivery of this Agreement, the Indenture or the Registration Rights
           Agreement, nor the consummation of the transactions contemplated hereby and thereby or by the Offering Memorandum under "Use of Proceeds," nor compliance with the terms, conditions and provisions thereof by the Company, will conflict with the Communications Act or the rules, regulations or policies of the FCC thereunder, or will cause any suspension, revocation, impairment, forfeiture, nonrenewal or termination of any material license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification;

                                Neither the execution and delivery of this Agreement, the Indenture or the Registration Rights
           Agreement, nor the execution, delivery, offer, issuance and sale of the Notes, nor compliance with the terms, conditions and provisions thereof by the Company, requires any license, permit, franchise, certificate, consent, authorization, designation, declaration, filing, registration or qualification by or with the FCC;

                     6.         Indemnification and Contribution.
(a) The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or Offering Memorandum, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Senior Notes by such Initial Purchaser to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Offering Memorandum was corrected in the Offering Memorandum and the Initial Purchaser sold Senior Notes to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Initial Purchaser on a timely basis to permit such sending or giving. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                                If any action, suit or proceeding shall be
brought against the Initial Purchaser or any person controlling the Initial Purchaser in respect of which indemnity may be sought against the Company, the Initial Purchaser or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchaser or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchaser or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchaser or such controlling person and the indemnifying parties and the Initial Purchaser or such controlling person shall have been advised in writing by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchaser or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchaser and controlling persons not having actual or potential differing interests with the Initial Purchaser or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchaser, to the extent provided in paragraph (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                                The Initial Purchaser agrees to indemnify and
hold harmless the Company and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchaser set forth in paragraph (a) hereof, but only with respect to Initial Purchaser Information furnished in writing by or on behalf of the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Offering Memorandum or Offering Memorandum, and in respect of which indemnity may be sought against the Initial Purchaser pursuant to this paragraph (c), the Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof, the Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchaser's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchaser by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchaser may otherwise have.

                                If the indemnification provided for in this
Section 6 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Senior Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                                The Company and the Initial Purchaser agree that
 it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Senior Notes purchased by it and distributed to the purchasers pursuant to Exempt Resales exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                Any losses, claims, damages, liabilities or
expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred but only to the extent that such losses, claims, damages, liabilities or expenses are required to be paid by an indemnified party. The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Senior Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchaser or any person controlling the Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                                No indemnifying party shall, without the prior
written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                     7. Conditions of the Initial Purchaser's Obligation. The obligation of the Initial Purchaser to purchase the Senior Notes hereunder is subject to the following conditions:

                                At the time of execution of this Agreement and
on the Closing Date, no order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Senior Notes in any jurisdiction designated by the Initial Purchaser shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

                                Subsequent to the date as of which information
is given in the Offering Memorandum, except as otherwise stated in the Offering Memorandum, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or its Subsidiaries not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchaser, would materially adversely affect the market for the Senior Notes, or (ii) any event or development relating to or involving the Company, any of its Subsidiaries or any officer or director of the Company or any of its Subsidiaries which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchaser and its counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchaser, materially adversely affect the market for the Senior Notes.

                                The Final Offering Memorandum shall have been
printed and copies thereof distributed to the Initial
Purchaser in such quantities as shall have been previously specified by the Initial Purchaser not later than 9:00 A.M., New York City time, on February 24, 1997, or at such later date and time as the Initial Purchaser may approve in writing.

                                The Initial Purchaser shall have received on the
 Closing Date an opinion of Buchanan Ingersoll
Professional Corporation, counsel for the Company, dated the Closing Date and addressed to the Initial Purchaser, to the effect that:

                                           The Company has been duly
           incorporated and is validly existing as a corporation in good standing under the laws of the state of its formation with full corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

                                           This Agreement has been duly
           authorized, executed and delivered by the Company;

                                           The Registration Rights Agreement
           has been duly authorized, executed and delivered by the Company;

                                           The Notes have been duly authorized
           and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and
           (b) waivers as to usury, stay or extension laws may be unenforceable; and the Notes and the Indenture conform in all material respects to the descriptions thereof in the Offering Memorandum;

                                           The Indenture has been duly
           authorized, executed and delivered by the Company and will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (b) waivers as to usury, stay or extension laws may be unenforceable;

                                           The Registration Rights Agreement has
           been duly authorized by the Company and, when executed and delivered by the parties thereto, will constitute a valid and legally binding instrument, enforceable in accordance with its terms against the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and further except that (a) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy and (b) waivers as to usury, stay or extension laws may be unenforceable; and the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum;

                                           The issue and sale of the Notes and
           the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not contravene the provisions of the certificate of incorporation and bylaws of the Company, or to the best of our knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company;

                                           The statements set forth in the
           Offering Memorandum under the caption "Description of the Senior Notes," insofar as they purport to constitute a summary of the terms of the Notes, the statements set forth in the Offering Memorandum under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources--Financing Activities," insofar as they purport to describe the debt instruments referred to therein and the statements set forth in the Offering Memorandum under the caption "Certain United States Federal Tax Considerations for Non-United States Holders," insofar as they purport to describe the provisions of the laws referred to therein, are, when taken together with the other information included in the Offering Memorandum, accurate in all material respects;

                                           No registration of the Senior Notes
           under the Act, and no qualification of an indenture under the 1939 Act with respect thereto, is required for the offer, sale and initial resale of the Senior Notes by the Initial Purchaser in the manner contemplated by this Agreement; and

                                           The Company is not an "investment
           company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

                               In addition, such counsel shall also state that
such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

                     The opinion of such counsel may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States.

                                The Initial Purchaser shall have received on the
 Closing Date an opinion of Randall D. Fisher, Esq.,
General Counsel of the Company, dated the Closing Date and addressed to the Initial Purchaser to the effect that:

                                           Except as set forth in the Offering
           Memorandum, each of the Company and its Subsidiaries has all of the licenses, permits, franchises and authorizations, if any, required by the relevant governmental authorities of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut and/or its political subdivisions for the provision of cable television service (as such counsel understands service to be provided which may be based on a certificate of an officer of the Company, provided that such counsel shall state that they believe that both the Initial Purchaser and he are justified in relying on such certificate), where the failure to obtain or hold such license, permit, franchise or authorization would have a Material Adverse Effect;

                                           To the best of such counsel's
           knowledge after due inquiry, each of the Company and its Subsidiaries has made all filings, reports, applications and submissions required by the laws and ordinances relating to cable services of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and the ordinances of the state's political subdivisions relating thereto, and the rules and regulations promulgated therewith;

                                           Each of the Company and its
           Subsidiaries has the consents, approvals, authorizations, licenses, certificates, permits, or orders of any governmental authorities of the each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and its political subdivisions, if any, required for the consummations of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would have a Material Adverse Effect;

                                           There are no actions, suits or
           proceedings pending or, to the best of such counsel's knowledge, threatened by or before any court or governmental body each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, against or affecting any of the Company or its Subsidiaries, or the business of the Company and its Subsidiaries;

                                           The statements in the Offering
           Memorandum under the headings "Risk Factors - Regulation in the Telecommunications Industry," "Risk Factors - Competition," and "Legislation and Regulation," insofar as they relate to the Company and its Subsidiaries operations each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, and purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; and

                                           Neither the execution and delivery of
           the Purchase Agreement nor the offering of the Senior Notes contemplated thereby will conflict with or result in a violation of any order or regulation of each of New York, Virginia, Pennsylvania, Ohio, New Jersey, Massachusetts, New Hampshire, Vermont, Michigan and Connecticut, or its political subdivisions applicable to the Company and its Subsidiaries, the conflict with or the violation of which would have a material adverse effect on the Company and its Subsidiaries.

                                The Initial Purchaser shall have received on the
Closing Date an opinion of Colin H. Higgin, Deputy
General Counsel to the Company, dated the Closing Date and addressed to the Initial Purchaser, to the effect that:

                                           None of the Company or its
           Subsidiaries is in violation of its certificate of incorporation, by-laws, certificate of limited partnership or partnership agreement, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any partnership agreement, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                                           Each of the Company and its
           Subsidiaries has been duly qualified as a foreign corporation or partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to so qualify would not have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both the Initial Purchaser and he are justified in relying upon such opinions and certificates);

                                           Each subsidiary of the Company is
           owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than liens to secure indebtedness under credit facilities disclosed in the Offering Memorandum) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its Subsidiaries, provided that such counsel shall state that he believes that both the Initial Purchaser and he are justified in relying upon such opinions and certificates);

                                           To the best of such counsel's
           knowledge and other than as set forth in the Offering
           Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholder's equity, partners' equity, or results of operations of the Company and its Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                           The issue and sale of the Notes and
           the compliance by the Company with all of the provisions of the Notes, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not, to the best of my knowledge after due inquiry, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any material indenture, mortgage, deed of trust, sale/leaseback transaction, loan agreement or other similar financing agreement, or instrument or other agreement or instrument (including, without limitation, any license or franchise granted to the Company or a Subsidiary by a local franchising governmental body) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation, by-laws, the certificate of limited partnership or the partnership agreements of the Company and its Subsidiaries, as appropriate, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and

                                           No consent, approval, authorization,
           order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Senior Notes or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and resale of the Senior Notes by the Initial Purchaser.

                               In addition, such counsel shall also state that
such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and has not verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to the extent such counsel deemed appropriate upon facts provided by officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum, as of its date or as of the Closing Date, contained or contains any untrue statement of material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and other financial and statistical data included therein).

                                The Initial Purchaser shall have received on the
Closing Date an opinion of Fleischman & Walsh,
P.C., special regulatory counsel for the Company and its Subsidiaries, dated the Closing Date, and addressed to the Initial Purchaser to the effect that:

                                           The communities listed in Section A
           of Attachment 1 to the opinion have been registered with the FCC in connection with the operation of the Systems. The filing of a registration statement constitutes initial FCC authorization for the commencement of cable television operations in the community registered.

                                           The Subsidiaries hold certain FCC
           licenses, as that term is defined below ("FCC
           Licenses"). All FCC Licenses and receive-only earth station registrations held by the Subsidiaries in connection with the operation of the Cable Systems are listed on Attachment 1 to the Opinion. To the best of our knowledge, all such FCC Licenses have been validly issued or assigned to the present licensee and are currently in full force and effect. We have no knowledge of any event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by the Subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the best of our knowledge, no other FCC Licenses are required in connection with the operation of the Cable Systems by the Subsidiaries in the manner we have advised they are presently being operated. For the purposes of this opinion, an FCC License is defined as an authorization, or renewal thereof, issued by the FCC authorizing the transmission of radio energy through the airways.

                                           Other than proceedings affecting the
           cable television industry generally, there is no action, suit or proceeding pending before or, to the best of our knowledge, threatened by the FCC which is reasonably likely to have a materially adverse impact upon the cable television operations of the Company and its Subsidiaries taken as a whole.

                                           To the best of our knowledge after
           due inquiry, the Company and the Subsidiaries have filed all current and routine filings, reports, applications and submissions required under the Communications Act, as amended, and under the rules and regulations of the FCC.

                                           The Subsidiaries hold all
           authorizations and/or have filed all notifications required by the FCC in connection with their operation on all frequencies in the 108-137 MHz and 225-400 MHz bands which we have been advised are currently being utilized on the Cable Systems. The geographic and technical parameters with respect to the authorized use of these frequencies are listed on Attachment 1 hereto.

                                           The employment units covered by the
           Cable Systems and operated by the Subsidiaries have been certified, where required, by the FCC for compliance with equal employment opportunity ("EEO") requirements in each of calendar years 1992 through 1996 in which such Cable Systems have been owned and operated by the Company or the Subsidiaries. Employment certification records for the years prior to 1992 have been purged from the FCC's database and are therefore outside the scope of this opinion.

                                           Statements of Account required by
           Section 111 of the Copyright Act of 1976, as amended have been filed, together with royalty payments accompanying said Statements of Account, with the U.S. Copyright Office for the Cable Systems covering each of the accounting periods beginning with July 1 through December 31, 1993 accounting period and ending with the January 1 through June 30, 1996 accounting period during which such Cable Systems have been operated by the Subsidiaries. We have not received the information or calculations contained in these Statements, and express no opinion with respect to the accuracy thereof. To the best of our knowledge, there are no currently outstanding inquiries received from the U.S. Copyright Office or any other party which question the copyright filings or payments made by the Company or the Subsidiaries with respect to the Cable Systems. It is possible that there may be matters pending before the U.S. Copyright Office relating to the Cable Systems, the Company or the Subsidiaries of which we do not have knowledge because such matters have not yet been incorporated into the available public files of the U.S. Copyright Office. However, we are not aware of the pending or threatened claim, action or demand for copyright infringement or for non-payment of royalties with respect to the Statements of Account or related royalty payments filed by the Company and the Subsidiaries for the Cable Systems.

                                           The Company has obtained all
           consents, approvals and authorizations of the FCC, if any, required for the consummation of the transactions of the transactions contemplated in the Purchase Agreement where the failure to obtain the consents, approval, authorizations, licenses, certificates, permits or orders would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries.

                                           Neither the execution and delivery of
           the Purchase Agreement nor the offering of the Senior Notes contemplated thereby will conflict with or result in a violation of any order or regulation of the FCC applicable to the Company and the Subsidiaries, the conflict with or the violation of which would reasonably be expected to have a materially adverse impact on the Company or the Subsidiaries. However, we call your attention to the following.

                                           Under the Act as now in effect, the
           sale or other disposition of certain pledged collateral and the exercise of certain other rights and remedies conferred upon you by any agreement or by applicable law might constitute an assignment of an FCC licensee, or transfer of control of an FCC license, requiring for its consummation the prior consent of the FCC granted upon an appropriate application thereof.

                                           Under the Act as now in effect, and
           as now interpreted by the FCC, no valid security interest may be granted in an FCC license. To the extent that the Purchase Agreement and/or related financing documents purport to grant to you a security interest in any FCC licenses, such security interest may not be legally enforceable.

                                           In the course  of our representation
           of the Company and its Subsidiaries, no matters have come to our attention, other than matters affecting the cable television industry generally, which would reasonable be expected to have a materially adverse impact upon the cable television operations of the Company and the Subsidiaries taken as a whole.

                                           In our opinion, the Statements in the
           Offering Memorandum under the headings "Risk Factors
           - Regulation in the Telecommunications Industry," "Risk Factors - Competition," and "Legislation and Regulation," insofar as the purport to describe the provisions of the law referred to therein, are accurate, complete and fair in all material respects.

                                The Initial Purchaser shall have received on the
Closing date an opinion, of Latham & Watkins, counsel for the Initial Purchaser, dated the Closing Date, and addressed to the Initial Purchaser, with respect to the Offering Memorandum and such other related matters as the Initial Purchaser may reasonably request, and such counsel shall have received such certificates, documents and information as they may reasonably request to enable them to pass upon such matters.

                                The Initial Purchaser shall have received
letters addressed to the Initial Purchaser, and dated the date hereof and the Closing Date from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchaser and its counsel.

                                (i)  There shall not have been any decrease in
stockholders' equity of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or specifically contemplated in the Offering Memorandum; (ii) the Company and its Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and it subsidiaries, taken as a whole, other than those reflected in the Offering Memorandum; and (iii) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchaser shall have received a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (or such other officers as are acceptable to the Initial Purchaser), to the effect set forth in this Section 7(j) and in Section 7(k) hereof.

                                The Company shall not have failed at or prior to
the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                                There shall not have been any announcement by
any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any class of securities of the Company or any of its Subsidiaries, or (ii) it is reviewing its ratings assigned to any class of securities of the Company or any of its Subsidiaries with a view to possible downgrading, or with negative implications, or direction not determined.

                                The Senior Notes shall have been approved for
trading in the PORTAL Market.

                                The Company shall have obtained, in writing, all
 consents and waivers required under the terms of any of its material agreements necessary to ensure that the transactions contemplated by this Agreement and the other Operative Documents will not conflict with or constitute a breach of, or a default under any of such agreements. The Company shall have furnished photocopies of such waivers and consents, if any, to the Initial Purchaser.

                                The Company shall have furnished or caused to be
furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser or its counsel shall have requested.

                     All such opinions, certificates, letters, consents, waivers amendments and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser. Any certificate or document signed by any officer of the Company and delivered to the Initial Purchaser, or to counsel for the Initial Purchaser, shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the statements made therein.

                     8. Expenses. The Company agrees to pay the following costs, expenses and fees and all other costs and expenses incident to the performance by it of any of its obligations hereunder:
(i) the preparation and reproduction of the Preliminary Offering Memorandum and the Final Offering Memorandum (including, without limitation, financial statements thereto), and each amendment or supplement to any of them, this Agreement and the Indenture; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Final Offering Memorandum, the Preliminary Offering Memorandum, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Senior Notes; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Senior Notes; (v) the application for quotation of the Notes on the PORTAL Market; (vi) the qualification of the Senior Notes for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchaser relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Registration Rights Agreement; (viii) fees and expenses of the Trustee and its counsel; (ix) the transportation and other expenses, if any, incurred by or on behalf of the Company representatives in connection with presentations to prospective purchasers of the Senior Notes; and (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company. The Company hereby agrees that they will pay in full on the Closing Date the fees and expenses referred to in clause
(vi) of this Section 8 by delivering to counsel for the Initial Purchaser on such date a check payable to such counsel in the requisite amount.

                     9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto.

                     10. Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, without liability on the part of the Initial Purchaser to the Company, by notice to the Company, if prior to the Closing Date, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared, or (iii) there shall have occurred any outbreak or escalation of hostilities involving the United States or other domestic, foreign or international calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to commence or continue the offering of the Senior Notes on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Senior Notes by the Initial Purchaser. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                     11.        Information Furnished by the Initial Purchaser.
The statements set forth in the last paragraph of the cover page of the Preliminary Offering Memorandum and the Offering Memorandum and the second to last paragraph on the inside cover page of the Preliminary Offering Memorandum and the Offering Memorandum, constitute the only Initial Purchaser Information furnished by or on behalf of the Initial Purchaser as such information is referred to in Sections 5(a) and 6 hereof.

                     12. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered
(i) if to the Company, at the office of the Company at Main at Water Street, Coudersport, PA 16915, Attention: Chief Financial Officer with a copy to Buchanan Ingersoll Professional Corporation, 1 Oxford Center, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219, Attention: Lew Davis, or (ii) if to the Initial Purchaser, addressed to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: Manager, Investment Banking Division, with a copy to Latham & Watkins, 885 Third Avenue, New York, NY 10022, Attention: Kirk A. Davenport.

                     This Agreement has been and is made solely for the benefit of the Initial Purchaser, the Company and their respective directors, officers and the controlling persons referred to in
Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchaser of any of the Senior Notes in his status as such purchaser.

                     13. Applicable Law; Counterparts This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York and without regard to the conflicts of law principles thereof.

                     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                            [signature page follows]

                     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser.

Very truly yours,



ADELPHIA COMMUNICATIONS CORPORATION



By:
Name:
Title:





Confirmed as of the date first above mentioned.

SMITH BARNEY INC.

By:
      Name:
      Title:

                                    Exhibit A




                      Form of Registration Rights Agreement